                                                                      EXHIBIT 24
                                                                      ----------

                          BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                   /s/ Clateo Castellini
                                               ---------------------------------
                                                       Clateo Castellini

                        BECTON, DICKINSON AND COMPANY

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of March, 1997.

                                                   /s/ Edward J. Ludwig
                                               ---------------------------------
                                                       Edward J. Ludwig

                         BECTON, DICKINSON AND COMPANY

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                    /s/ Harry N. Beaty, M.D.
                                                --------------------------------
                                                        Harry N. Beaty, M.D.

                         BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                   /s/ Henry P. Becton, Jr.
                                            ------------------------------------
                                                       Henry P. Becton, Jr.

                         BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                   /s/ Albert J. Costello
                                            ------------------------------------
                                                       Albert J. Costello

                         BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                 /s/ Gerald M. Edelman, M.D.
                                            ------------------------------------
                                                     Gerald M. Edelman, M.D.

                          BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                   /s/ John W. Galiardo
                                            ------------------------------------
                                                       John W. Galiardo

                         BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                  /s/ Richard W. Hanselman
                                            ------------------------------------
                                                       Richard W. Hanselman

                         BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                   /s/ Frank A. Olson
                                            ------------------------------------
                                                       Frank A. Olson

                         BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                   /s/ James E. Perrella
                                            ------------------------------------
                                                       James E. Perrella

                          BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                   /s/ Gloria M. Shatto
                                            ------------------------------------
                                                       Gloria M. Shatto

                          BECTON, DICKINSON AND COMPANY

                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and/or Officer of Becton, Dickinson and Company, a New Jersey corporation (the "Corporation"), hereby constitutes and appoints each of Geoffrey D. Cheatham, Bridget M. Healy, and Raymond P. Ohlmuller, severally, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of debentures, notes and/or other evidences of indebtedness, including debt securities which may be convertible into shares of Common Stock of the Corporation, par value $1.00 per share, and warrants or other rights to purchase such debt securities (collectively, the "Debt Securities") proposed to be sold from time to time by the Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement of Form S-3 or such other form as may be appropriate to be filed with the Commission in respect of said Debt Securities, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1996.

                                                   /s/ Raymond S. Troubh
                                            ------------------------------------
                                                       Raymond S. Troubh